EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated June 21, 2002, which appears on page F-2 of the 2002 Annual Report on Form 10-KSB of Newcom International, Inc.

/S/ MCKENNON WILSON & MORGAN LLP